UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of Earliest Event Reported)	February 17, 2010

USAA Acceptance, LLC
(Depositor)

USAA Auto Owner Trust 2010-1
(Issuing Entity)

Delaware
(State or Other Jurisdiction of Incorporation)

333-158741	71-0898378

(Commission File Number)	(Registrant’s I.R.S. Employer Identification No.)

9830 Colonnade Blvd., Suite 600
San Antonio, Texas	78230

(Address of Principal Executive Offices)	(Zip Code)

(210) 498-0922
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the public issuance of the Class A-2 0.63% Auto Loan Asset Backed Notes, Class A-3 1.30% Auto Loan Asset Backed Notes and Class A-4 2.14% Auto Loan Asset Backed Notes (the “Offered Notes”) by USAA Auto Owner Trust 2010-1 described in the Preliminary Prospectus Supplement dated February 12, 2010. USAA Auto Owner Trust 2010-1 will also issue the Class A-1 0.27436% Auto Loan Asset Backed Notes and the Class B 2.96% Auto Loan Asset Backed Notes, which will be sold to an affiliate of the Registrant.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit

No.	Document Description

5.1	Opinion of Mayer Brown LLP dated as of February 17, 2010 with respect to legality matters
8.1	Opinion of Mayer Brown LLP dated as of February 17, 2010 with respect to tax matters

2	Form 8-K re: legality opinion and federal tax opinion

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 17, 2010	USAA Auto Owner Trust 2010-1

	By:	USAA Federal Savings Bank,
as Servicer

	By:	/s/ Michael J. Broker

Name: Michael Broker
Title: Vice President

3	Form 8-K re: legality opinion and federal tax opinion